UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

August 21, 2025

StableX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File No.)	Identification No.)

1185 Avenue of the Americas

New York, NY 10036

(Address of principal executive offices and zip code)

512-994-4917

(Registrant’s telephone number, including area code)

AYRO, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SBLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on August 4, 2025, StableX Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Series I Purchase Agreement”) with certain accredited investors (the “Series I Investors”), pursuant to which it sold to the Series I Investors (i) shares of the Company’s newly-designated Series I Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share, convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) accompanying warrants (the “Series I Warrants”) to acquire shares of Common Stock (the “Private Placement”). The Private Placement closed on August 8, 2025. After deducting placement agent fees and estimated offering expenses payable by the Company, the net proceeds from the Private Placement were $6,200,000 (the “Net Proceeds”).

In addition, as previously disclosed, on August 7, 2023, the Company entered into a Securities Purchase Agreement (the “Series H-7 Purchase Agreement” and, together with the Series I Purchase Agreement, the “Purchase Agreements”) with certain accredited investors (the “Series H-7 Investors”) pursuant to which it sold to the Series H-7 Investors (i) shares of the Company’s Series H-7 Convertible Preferred Stock with a par value of $0.0001 per share and a stated value of $1,000 per share and (ii) accompanying warrants (the “Series H-7 Warrants” and, together with the Series I Warrants, the “Warrants”) to purchase shares of Common Stock.

On August 26, 2025, the Company entered into an omnibus amendment (the “Warrant Amendment”) with the Required Holders (as defined in each of the Purchase Agreements) to amend certain terms of the Series I Warrants and Series H-7 Warrants. The Warrant Amendment makes certain adjustments to the definition of a “Fundamental Transaction” and related provisions in each of the Warrants. In addition, the Warrant Amendment amends (i) the definition of the “Black Scholes Value” in the Series H-7 Warrants related to the volatility input, which is now calculated utilizing an expected volatility equal to the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the trading day immediately following the earliest to occur of (1) the public disclosure of the applicable Fundamental Transaction and (2) the date of a holder’s request, and (ii) the definition of the “Black Scholes Consideration Value” in the Series H-7 Warrants related to the volatility input, which is now calculated utilizing an expected volatility equal to the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the trading day immediately following the date of issuance of the applicable options, convertible securities or Adjustment Right (as defined in the Series H-7 Warrants). Further, the Warrant Amendment removes the provision in the Series H-7 Warrants providing for an adjustment in the exercise price of the Series H-7 Warrants upon (a) the increase or decrease of the purchase or exercise price of any options, (b) the issuance of additional consideration upon the conversion of any convertible securities or (c) the increase or decrease of the rate of conversion of any convertible securities.

The foregoing descriptions of the Warrant Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such document, a copy of which is filed as Exhibits 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2025, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to change the name of the Company from “AYRO, Inc.” to “StableX Technologies, Inc.,” effective as of August 22, 2025 (the “Name Change”). In addition, effective before the open of market trading on August 25, 2025, the Company’s Common Stock ceased trading under the ticker symbol “AYRO” and began trading on the Nasdaq Stock Market under the ticker symbol “SBLX”.

The Name Change does not affect the rights of the Company’s security holders. There will be no change to the Company’s CUSIP in connection with the Name Change.

Pursuant to Section 242 of the Delaware General Corporation Law, stockholder approval was not required to complete the Name Change or to approve or effect the Certificate of Amendment. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

Pro Forma Condensed Consolidated Financial Information

The Warrant Amendment resulted in the reclassification of the Series I Warrants and Series H-7 Warrants to be equity classified and not liability classified in accordance with ASC 815. The unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2025, attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, is presented as if (i) the Warrant Amendment and (ii) the receipt by the Company of the Net Proceeds, in each case, had occurred as of June 30, 2025. The resulting pro forma balance sheet reflects pro forma stockholders’ equity of approximately $4.6 million as of June 30, 2025. Accordingly, the Company believes that as of the date of this Current Report on Form 8-K, it meets all listing requirements for continued listing on The Nasdaq Capital Market, including, but not limited to Nasdaq Rule 5550(b)(1) relating to the minimum stockholders’ equity requirement of $2,500,000.

The unaudited pro forma condensed consolidated financial information has been prepared for illustrative purposes only and is not necessarily indicative of the financial position or results of operations in future periods.

Name Change

On August 22, 2025, the Company issued a press release announcing the Name Change. A copy of the press release is furnished hereto as Exhibit 99.2 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of StableX Technologies, Inc.
4.1	Form of Omnibus Amendment.
99.1	Unaudited Pro Forma Financial Information of StableX Technologies, Inc.
99.2	Press Release, Dated August 22, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2025	StableX Technologies, Inc.

	By:	/s/ Joshua Silverman
	Name:	Joshua Silverman
	Title:	Chief Executive Officer